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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 2003

                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-30753                37-1397683
      --------                      ------------            ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization)     File Number)            Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

          Exhibit 99.1Press Release Dated July 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

      On July 30, 2003, First Federal Bancshares, Inc. announced its financial results for the quarter ended June 30, 2003. The press release announcing financial results for the quarter ended June 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST FEDERAL BANCSHARES, INC.




Date: July 30, 2003                 By: /s/ James J. Stebor
                                        ---------------------------------------
                                        James J. Stebor
                                        President and Chief Executive Officer